Derivative Instruments - Effective Portion of Gains (Losses) Recognized in Other Comprehensive Income (Loss) and Gains (Losses) Reclassified from Other Comprehensive Income (Loss) into Earnings (Details) - Asset and liability management positions - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Cash flow hedges | Interest rate contracts
Cash flow hedges
Gains (Losses) Recognized in Other Comprehensive Income (Loss)	$ (187)	$ (56)	$ 94
Gains (Losses) Reclassified from Other Comprehensive Income (Loss) into Earnings	(59)	(27)	(10)
Net investment hedges | Foreign exchange forward contracts
Net investment hedges
Gains (Losses) Recognized in Other Comprehensive Income (Loss)	(11)	42	19
Net investment hedges | Non-derivative debt instruments
Net investment hedges
Gains (Losses) Recognized in Other Comprehensive Income (Loss)	$ (33)	$ 59	$ 84